                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          MEDSTONE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          MEDSTONE INTERNATIONAL, INC.
                                  100 COLUMBIA
                                    SUITE 100
                          ALISO VIEJO, CALIFORNIA 92656

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 10, 1998

To the Stockholders of
Medstone International, Inc.

        The 1998 Annual Meeting of Stockholders of Medstone International, Inc., a Delaware corporation (the "Company"), will be held at the Company's headquarters, 100 Columbia, Suite 100, Aliso Viejo, California on June 10, 1998, at 2:00 p.m., local time (the "Meeting"), for the following purposes:

        1. To elect a board of four directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified;

        2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1998; and

        3. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

        THE FOREGOING ITEMS OF BUSINESS ARE MORE FULLY DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE.

        The Board of Directors has fixed the close of business on April 27, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                             By order of the Board of Directors,


                                             /s/ MARK SELAWSKI
                                             -----------------------------------
                                             Mark Selawski, Secretary

Aliso Viejo, California
May 14, 1998

                          MEDSTONE INTERNATIONAL, INC.

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Medstone International, Inc., a Delaware corporation (the "Company"), for use at the Company's 1998 Annual Meeting of Stockholders to be held on June 10, 1998, at 2:00 p.m., local time (the "Meeting") and at any and all adjournments and postponements of the Meeting. This Proxy Statement and the accompanying form of proxy are expected to be first mailed to stockholders on or about May 11, 1998.

PURPOSES OF THE ANNUAL MEETING

     The purposes of the Annual Meeting are; 1) to elect a board of four directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified; 2) to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1998; and 3) to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Mark Selawski, Secretary) a written notice of revocation or a fully executed proxy bearing a later date or by attending the Meeting and voting in person.

RECORD DATE AND VOTING SECURITIES

     Stockholders of record at the close of business on April 27, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, 5,212,050 shares of the Company's Common Stock were issued and outstanding (after deducting 429,200 shares held in Treasury).

SOLICITATION

     The costs of soliciting proxies will be paid by the Company. Proxies may also be solicited in person or by telephone, telegraph or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners.

QUORUM AND VOTING

     The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournment thereof. Each stockholder is entitled to one vote for each share of Common Stock on any matter that may be presented for consideration and action by the stockholders at the Meeting.

     Unless otherwise directed by the stockholder on the proxy card, the persons named as proxies will vote the shares represented by each proxy FOR the nominees to be directors named herein and FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors.

     Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of votes present and entitled to vote with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against a proposal.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted as present or entitled to vote for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than January 11, 1999 in order that they may be included in the Proxy Statement and form of proxy relating to that meeting.

                                 PROPOSAL ONE -
                              ELECTION OF DIRECTORS

VOTING PROCEDURE

     The authorized number of the Company's directors is currently fixed at four. All four directors will be elected at the Meeting to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Provided a quorum is present at the Meeting, the four nominees receiving the greatest numbers of votes will be elected. Each share entitles its holder to vote for four nominees and to cast one vote for any nominee.

NOMINEES FOR ELECTION

     Management's nominees for election as directors at the Meeting are set forth in the table below. Unless authority to vote for any directors is withheld in a proxy, it is intended that each proxy will be voted for such nominees. In the event that any of the nominees for directors before the Meeting become unavailable to serve, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve.

         NOMINEE                 AGE           PRINCIPAL OCCUPATION
         -------                 ---           --------------------
         David V. Radlinski       53           Chairman of the Board and
                                               Chief Executive Officer of the Company

         Frank R. Pope            48           Managing Director
                                               Verdigris Capital

         Donald John Regan        63           Vice President and General Counsel
                                               Kinsell, O'Neil, Newcomb & De Dios, Inc.

         Michael C. Tibbitts      50           Officer and Vice President of
                                               Gulf South Medical Supply, Inc.

     Mr. Radlinski has been the Chairman of the Board and Chief Executive Officer of the Company since September 1995. He had been the President of the Company's subsidiary, Medstone International, Inc., and Chief Financial Officer and Secretary of the Company from January 1991 to September 1995. From July 1987 to January 1991, he was the Company's Executive Vice President of Finance, Chief Financial Officer and Secretary. From 1984 to 1987, he was Vice President of Finance and Chief Financial Officer of Printronix, Inc., a publicly-owned company which manufactured computer printers.

     Mr. Pope is Managing Director of Verdigris Capital, a private merchant banking firm. From April 1981 to October 1996, Mr. Pope was a General Partner with Technology Funding, a venture capital investment firm. He was also the Executive Vice President, Chief Financial Officer and a director of Technology Funding Inc. Mr. Pope is a director of Thermatrix, Inc. and a director and officer of Advanced BioCatalytics Corp. Mr. Pope is a C.P.A. and a member of the California Bar. He has been a director of the Company since January 1991.

     Mr. Regan is currently the Vice President and General Counsel of Kinsell, O'Neal, Newcomb & De Dios, Inc., a municipal securities investment banking firm. Mr. Regan has practiced securities, municipal finance, nonprofit corporation, real estate, and business transactions law for over thirty years. He is a member of the National Association of Bond Lawyers, has published several articles on securities law and served as a lecturer for the Practicing Law Institute. He specializes in revenue and project finance bonds. He has been a director of the Company since September 1995.

     Mr. Tibbitts, who was elected to the Board of Directors on May 13, 1996, has been with Gulf South Medical Supply, Inc. since 1991 as an officer and Vice President. Prior to joining that corporation, he was employed for 19 years by Johnson & Johnson in two divisions: Sterile Design (which manufactured and marketed kit packages) and Surgikos (which manufactured and marketed surgical supplies). He has been a director of the Company since May 1996.

COMMITTEES AND MEETINGS

     The Audit Committee of the Board of Directors currently consists of Messrs. Regan and Pope. The Audit Committee reviews and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants and the scope of the annual audit.

     The Compensation Committee currently consists of Messrs. Regan and Pope. The Compensation Committee reviews salaries and other compensation of employees of the Company and furnishes recommendations for compensation adjustments to the Board of Directors.

     The Stock Option Committee currently consists of Messrs. Pope and Tibbitts. The Stock Option Committee administers the Company's employee stock incentive plans and, to the extent required, the Company's nonemployee director stock option plan.

     The Board of Directors has not established a standing nominating committee or other committee performing similar functions.

     During the Company's fiscal year ended December 31, 1997, there were 3 meetings of the Board of Directors, 4 Stock Option Committee meetings and 1 Compensation Committee meeting. Messrs. Radlinski, Pope, Tibbitts and Regan attended 100% of these meetings applicable to them.

COMPENSATION OF DIRECTORS

     The Company currently compensates Messrs. Regan, Tibbitts and Pope $1,000 per meeting for their services, in addition to reimbursement to all directors for expenses incurred by them in connection with the Company's business.

     Under the Nonemployee Director Stock Option Plan, each new nonemployee director is automatically granted an option to purchase up to 5,000 shares as of the effective date of his or her first appointment to the Board or first election to the Board by the shareholders, whichever is earlier. Subject to acceleration of the option exercises in the event of certain events specified in the plan, each such option becomes exercisable with respect to 1/60 of the shares issuable for each elapsed full month during the five-year period after its grant date, but will not be initially exercisable until six months after the grant date. The exercise price of each option will equal the fair market value of the underlying Common Stock on the date the option is granted. Each option will expire six years after its grant, except that the expiration will be extended until one year after the optionee's death if it occurs less than one year before the option's expiration date. An option granted under the plan is not transferrable during the grantee's lifetime and must be exercised within one year following his or her death, or within 90 days after the grantee ceases to be a member of the Board for any other reason, and will only be exercisable to the extent it is exercisable on the date the grantee leaves the Board. Under this plan, Mr. Pope was granted 5,000 shares at $2.38 per share in January 1992, which were exercised during 1997, Mr. Regan was granted 5,000 shares in September 1995 at $11.88 and Mr. Tibbitts was granted 5,000 shares at $8.63 per share in May 1996.

     As additional compensation, each current nonemployee director of the Company has received an option to purchase up to 15,000 shares of the Company's Common Stock. The options issued to Mssrs. Pope, Tibbitts and Regan were issued in November 1996 and have exercise prices of $7.13 per share. The options are exercisable, after six months following their grant dates, in incremental amounts equal to 1/48 of the underlying shares for each elapsed calendar month during which the director remains on the Company's board. The terms of the options are five years, subject to earlier termination related to the director no longer serving on the board.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

     The nominees receiving the highest number of affirmative votes of the shares entitled to be voted, up to the number of directors to be elected, shall be elected as directors. Votes withheld will be counted for purposes of determining the presence of a quorum for the transaction of business at the Meeting, but will have no other effect upon the election of directors.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

                                 PROPOSAL TWO -
                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1998, and recommends that the stockholders vote for the ratification of such appointment. In the event such ratification is not approved by the holders of a majority of the shares represented either in person or by proxy, the Board of Directors will reconsider its selection. Ernst & Young LLP has audited the Company's financial statements since 1987. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make statements if they so desire. The representatives also are expected to respond to appropriate questions from stockholders.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                               SECURITY OWNERSHIP

     The following table sets forth the number of shares of the Company's Common Stock known to the Company to be beneficially owned as of March 1, 1998 by each person who owns beneficially more than 5 percent of the outstanding shares of Common Stock, by each of the present directors and nominees for director, by each of the executive officers named in the Executive Compensation in Item 11 and by all executive officers and directors of the Company as a group, and the percentage of the total outstanding shares of Common Stock such shares represented as of March 1, 1998.

                                                                 NUMBER OF SHARES
                                                   BENEFICIALLY   PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                 OWNED(1)      OWNERSHIP
------------------------------------               ------------  ----------------
         FMR Corp.                                    561,200          10.7%
            82 Devonshire Street
            Boston, MA 02109

         The Kaufmann Fund                            500,000           9.5%
            140 E. 45th Street, 43rd Floor
            New York, NY  10017

         Hathaway & Associates, Ltd.                  400,000           7.6%
            119 Rowayton Avenue
            Rowayton, CT  06853

         David V. Radlinski(2)(3)                     256,648(4)        4.8%
            100 Columbia, Suite 100
            Aliso Viejo, CA  92656

         Mark Selawski(3)                              24,847(6)           (10)
            100 Columbia, Suite 100
            Aliso Viejo, CA  92656

         Donald J. Regan(2)                            13,246(7)           (10)
            462 Stevens Avenue, Suite 308
            Solana Beach, CA  92075

         Michael C. Tibbitts(2)                         7,979(9)           (10)
            27001 La Paz Road, Suite 448B
            Mission Viejo, CA  92691

         Frank R. Pope(2)                               6,063(8)           (10)
            25 Preston Road
            Woodside, CA  94062

         Eva Novotny(3)                                 5,800(5)           (10)
            100 Columbia, Suite 100
            Aliso Viejo, CA  92656

         All executive officers and directors
            as a group (6 persons) (11)               314,583           5.81%

 --------------
 (1) All such shares were held of record with sole voting and investment power, subject to applicable community property laws, by the named individual and/or by his wife, except as indicated in the following footnotes.

 (2) Director of the Company. (3) Executive officer of the Company.

 (4) Includes 117,500 shares issuable upon exercise of presently outstanding stock options.

 (5) Includes 5,000 shares issuable upon exercise of presently outstanding stock options.

 (6) Includes 20,667 shares issuable upon exercise of presently outstanding stock options.

 (7) Includes 6,646 shares issuable upon exercise of presently outstanding stock options.

 (8) Includes 4,063 shares issuable upon exercise of presently outstanding stock options.

 (9) Includes 5,979 shares issuable upon exercise of presently outstanding stock options.

(10) Percentage information is omitted because the beneficially owned shares represent less than 1% of the outstanding shares of the Company's Common Stock

(11) Includes 159,855 shares issuable upon exercise of presently outstanding stock options.

                                    EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation paid by the Company during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to each of the Company's other executive officers during fiscal 1997.

                          SUMMARY OF COMPENSATION TABLE

                                                                            LONG TERM COMPENSATION
                                                                       --------------------------------
                                            ANNUAL COMPENSATION                AWARDS
                                     --------------------------------  ----------------------   PAYOUTS
  NAME                                                      OTHER      RESTRICTED  SECURITIES   -------
  AND                                                       ANNUAL       STOCK     UNDERLYING    LTIP      ALL OTHER
PRINCIPAL                 FISCAL     SALARY    BONUS     COMPENSATION   AWARDS(S)    OPTIONS    PAYOUTS   COMPENSATION
POSITION                   YEAR      ($)(1)     ($)          ($)         ($)         (#)(2)       ($)         ($)
---------                 ------     -------   -----     ------------  ----------  ----------   -------   ------------
David V. Radlinski (3)     1997      200,300    ---          ---          ---        100,000      ---         ---
Chairman of the Board and  1996      200,100    ---          ---          ---         50,000      ---         ---
Chief Executive Officer    1995      181,250    ---          ---          ---        150,000      ---         ---

Mark Selawski (4)          1997       85,833   11,300        ---          ---         20,000      ---         ---
Chief Financial Officer,   1996       85,600    ---          ---          ---         20,000      ---         ---
Vice President of Finance  1995       72,730    7,500        ---          ---         20,000      ---         ---
and Secretary

Thomas W. Gardner (5)      1997       88,387    ---        36,665         ---         20,000      ---         ---
Executive Vice President   1996       95,600    ---        35,349         ---           ---       ---         ---
of Sales and Marketing     1995       83,750   20,000       2,815         ---         40,000      ---         ---

Eva Novotny (6)            1997       25,300    ---          ---          ---         50,000      ---         ---
Executive Vice President
of Sales and Marketing

---------------------------------
(1) In addition to the cash compensation shown in the table, executive officers of the Company may receive indirect compensation in the form of perquisites and other personal benefits. For each of the named executive officers, the amount of this indirect compensation in 1997, 1996 and 1995 did not exceed the lesser of $50,000 or 10% of the executive officer's total salary and bonus for that year.

(2)  Options to acquire shares of Common Stock.

(3) Mr. Radlinski served as the Chief Financial Officer and Secretary of the Company until his election as Chairman of the Board and Chief Executive Officer on September 21, 1995.

(4) Mr. Selawski was appointed Chief Financial Officer, Vice President of Finance and Secretary on September 21, 1995.

(5)  Mr. Gardner resigned his position with the Company as of October 9, 1997.

(6)  Ms. Novotny joined the Company as of October 15, 1997.

STOCK OPTION GRANTS DURING 1997

     The following table provides information related to the stock options granted in 1997.

                                                                           POTENTIAL REALIZABLE
                                                                             VALUE AT ASSUMED
                                                                             ANNUAL RATES OF
                                                                               STOCK PRICE
                                                                             APPRECIATION FOR
                        INDIVIDUAL GRANTS                                      OPTION TERM
---------------------------------------------------------------------      ---------------------
                                   % OF TOTAL
                         SHARES     EMPLOYEE
                       UNDERLYING    OPTIONS    EXERCISE
                        OPTIONS    GRANTED IN     PRICE    EXPIRATION
       NAME               (#)      FISCAL YEAR  ($/SHARE)     DATE             5% ($)    10% ($)
       ----               ---       ----------  ---------  ----------         -------    -------
David V. Radlinski       50,000        12%        7.75       1/09/03          131,750    298,375
                         50,000        12%        7.88       6/10/03          133,960    303,380

Mark Selawski            20,000        5%         7.88       6/10/03           53,584    121,352

Thomas W. Gardner (1)    20,000        5%         7.88      10/09/97           53,584    121,352
Eva Novotny              50,000        12%       10.38      10/15/03          176,460    399,630

---------------------------
(1) Mr. Gardner resigned in October 1997 and forfeited these options.


STOCK OPTIONS HELD AT END OF FISCAL YEAR

       The following table provides information related to options exercised during 1997 and options held by the named executive officers at December 31, 1997.

                                                              NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED          IN-THE-MONEY
                                                             OPTIONS AT FY-END (#)          OPTIONS AT FY-END ($)(2)
                        SHARES ACQUIRED     VALUE          ----------------------------------------------------------------
        NAME            ON EXERCISE (#)  REALIZED ($)(1)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----            ---------------  ---------------   -----------    -------------   -----------   -------------
David V. Radlinski             ---          ---             98,333          201,667        130,158        382,832
Mark Selawski                  ---          ---             17,333           42,667         41,581        111,008
Eva Novotny                    ---          ---                  0           50,000            ---            ---

-------------------------
(1) The value is calculated based on the difference between the option exercise price and the market price for the Company's Common Stock on the exercise date, multiplied by the number of shares purchased. For this purpose, the surrender or withholding of shares to pay the exercise price is not taken into account.

(2) The closing price for the Company's Common Stock as reported by the National Association of Securities Dealers (NASD) on December 31, 1997 was $10.38. Value is calculated on the basis of the difference between the option exercise price and $10.38, multiplied by the number of shares of Common Stock underlying the option.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee has provided the following Board Compensation Committee Report:

     Executive Compensation Policy - Medstone's overall executive officer compensation philosophy is as follows:

(a) Attract and retain quality talent, which is critical to both the short-term and long-term success of this company;

(b) Reinforce strategic performance objectives through the use of incentive compensation programs; and

(c) Create a mutuality of interest between executive officers and shareholders through compensation structures that share the rewards and risks of strategic decision making.

     Base Compensation - The Committee's approach to base compensation is to offer competitive salaries in comparison to market practices. The Committee annually examines market compensation levels and trends observed in the labor market. Market information is used as a frame of reference for annual salary adjustments and starting salary offers. The review considers the decision-making responsibilities of each position and the experience, work performance, and team-building skills of position incumbents.

     Long-term Incentive Compensation - The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options, determining the individuals to whom grants should be made, the timing of grants, the exercise price per share and the number of shares subject to each option. Other than stock options, as discussed below, the Committee made no other long-term performance awards during the last fiscal year. Long-term incentive awards are granted based on individual or corporate performance as determined subjectively by the Committee. The Committee considers grants of options to executive officers during each fiscal year.

     The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage key employees to continue in the employ of the Company. All options to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of the grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry.

     Incentive Stock Options of 100,000, 20,000, and 50,000 shares were granted to Mr. Radlinski, Mr. Selawski, and Ms. Novotny, respectively, in 1997 with the view that internally generated and acquisition growth in future periods facilitated by them will result in corresponding growth in share value.

     Frank Pope, Chairman of Compensation Committee
     Donald Regan, Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1997 Donald J. Regan and Frank R. Pope served as the members of the Company's Compensation Committee. Neither such individual is a current or former officer or employee of the Company or any of its subsidiaries. During 1997 there were no compensation committee interlocks between the Company and other entities involving Medstone executive officers serving as directors or members of compensation or similar committees of such other entities.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1991, the Company was a party to the formation of Cardiac Science, Inc., for which the Company purchased 5,353,031 (pre-split) shares of common stock, for a cash payment of $.0016 per share. This purchase represented 77.3% of the outstanding stock. As of July 8, 1991, the Company distributed, as a dividend to its shareholders of record on that date, one share of Cardiac Science, Inc. stock for each share of Medstone stock held. The Company retained 629,768 (pre-split) shares of common stock of Cardiac Science, Inc.

     From 1991 through 1996, the Company performed various financings for Cardiac Science and received warrants to purchase Cardiac Science common stock. Due to exercise of warrants, common stock issued in lieu of interest and unsecured advances the Company received 5,619,054 (pre-split) shares of Cardiac Science.

     In April 1997, Cardiac Science effectuated a 1 for 11.42857143 reverse stock split, reducing the Company's holdings to 546,772 shares, which is the number of shares held at December 31, 1997. This investment is recorded at a cost of $750,054 and the Company currently is restricted from trading this investment, therefore a corresponding valuation reserve has been established, making the net investment value $0.

     The Company also holds warrants to purchase 87,500 (post-split) shares at $.011 each, with an expiration date of September 2004.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company is not aware of any director, officer or 10% shareholder who during 1997 failed to file on a timely basis any report regarding the Company's securities required by Section 16(a) of the Securities Exchange Act of 1934, except as follows: Mr. Radlinski, Mr. Selawski and Ms. Novotny did not timely file Form 5s regarding changes in stock option holdings.

                               PERFORMANCE GRAPH

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                          MEDSTONE INTERNATIONAL, INC.

     Company Index: MEDSTONE INTERNATIONAL, INC. (Fiscal Year-end 12/31/97) Market Index: NASDAQ Stock Market (US Companies)
     Peer Index:    Companies in the Self-Determined Peer Group: Candela Corp.,
                    Prime Medical Services, Inc., New Medical Alliance Inc. and
                    Trimedyne, Inc.


TOTAL RETURNS INDEX FOR:                12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
------------------------                --------  --------  --------  --------  --------  ---------
MEDSTONE INTERNATIONAL, INC.             100.0       65.1      74.6     135.9      95.5     134.3
NASDAQ Stock Market (US Companies)       100.0      114.8     112.2     158.7     195.2     239.6
Self-Determined Peer Group               100.0       90.1      50.3     100.7     127.3     122.7

--------------------------
NOTES:  A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

        B. The indexes are reweighed daily, using the market capitalization on the previous trading day.

        C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

        D. The index level for all series was set to $100.00 on 12/31/92.

                                  OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.


                                  ANNUAL REPORT

     The Company's 1997 Annual Report to Stockholders is being mailed to stockholders concurrently with this Proxy Statement, but such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, MR. MARK SELAWSKI, AT MEDSTONE INTERNATIONAL, INC., 100 COLUMBIA, SUITE 100, ALISO VIEJO, CALIFORNIA 92656.


                                           FOR THE BOARD OF DIRECTORS,

                                           /s/ MARK SELAWSKI
                                           -------------------------------------
                                           Mark Selawski, Secretary

Aliso Viejo, California
May 14, 1998


     STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES ON, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

PROXY                MEDSTONE INTERNATIONAL, INC. - PROXY CARD
                             100 Columbia, Bldg. 100
                              Aliso Viejo, CA 92656

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David V. Radlinski and Mark Selawski, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Medstone International, Inc. held of record by the undersigned on April 27, 1998 at the Annual Meeting of Stockholders to be held on June 10, 1998, and at any adjournments thereof.

Directors recommend a Vote "FOR"

1. ELECTION OF DIRECTORS
   [ ] FOR all nominees listed below              [ ]  WITHHOLD AUTHORITY
   (except as marked to the contrary below)        to vote for all nominees listed below

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, line through or otherwise strike out the nominee's name below)
     DAVID V. RADLINSKI, FRANK R. POPE, DONALD J. REGAN AND MICHAEL TIBBITTS

2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1998.
   [ ]      FOR           [ ]       AGAINST       [ ]       ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                    (IMPORTANT -- PLEASE SIGN ON OTHER SIDE)

                                 (Continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

                                             DATED:_______________________, 1998

                                             ___________________________________
                                                         Signature

                                             ___________________________________
                                                         Signature

                                             Please sign exactly as name appears
                                             hereon. When shares are held by
                                             joint tenants, both should sign.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in full
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             |_| I PLAN TO ATTEND THE MEETING

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.